SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): November 9, 2000





                       BANYAN STRATEGIC REALTY TRUST
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                      36-3375345
(State of or other         (Commission File                (I.R.S. Employer
 jurisdiction of                Number)                    Identification
 incorporation)                                                Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                 60606
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code    (312)553-9800



This document consists of 3 pages.















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


ITEM 9.  REGULATION FD DISCLOSURE

      Banyan Strategic Realty Trust will host a conference call to discuss the Company's results for the quarter ended September 30, 2000.

     The conference call will take place on Wednesday, November 15, 2000 at 1:00 p.m., Central Standard Time (c.s.t).

     To participate in the conference call, please take the following steps:

      1. On Wednesday, November 15, 2000, dial 1-800-982-3472 ten minutes before the call begins (1:00 p.m. c.s.t);

      2. Tell the operator that you are calling for Banyan Strategic Realty Trust's Third Quarter 2000 Earnings Conference Call;

      3. State your full name and company affiliation and you will be connected to the call.

     Additionally, replays of the conference call will be available from 12:00 p.m., Central Standard Time, until 12:00 midnight, Central Standard Time, Wednesday, November 22, 2000. To access the replay, please dial 1-888-266-2086 or 703-925-2435 and request passcode number 4680802.
Subsequent to the call, a transcript of the conference call will also be available for thirty days at our website at http://www.banyanreit.com.



     NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.


































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


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 9, 2000             BANYAN STRATEGIC REALTY TRUST
                                    (Registrant)




                                    By:   JOEL L. TEGLIA
                                          ---------------------
                                          Joel L. Teglia
                                          Vice President,
                                          Chief Financial and
                                          Accounting Officer
















































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